EXCEED DEFINED SHIELD INDEX FUND, EXCEED DEFINED HEDGE INDEX FUND, and EXCEED DEFINED ENHANCEMENT INDEX FUND (the “Funds”)

Supplement dated December 30, 2015 to the Prospectus dated December 24, 2014, as supplemented through October 5, 2015

1.	The section entitled “The Advisor and Subadvisor” under the heading “Management” beginning on page 30 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Advisor and Subadvisor

The Funds’ investment advisor is Exceed Advisory LLC, 28 West 44 Street, 16th Floor, New York, NY 10036. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. As of September 30, 2015, the Adviser had approximately $6.8 million of assets under management.

Subject to the general oversight of the Board, the Advisor is directly responsible for making the investment decisions for each Fund. The Advisor delegates the day-to-day management of the fixed-income portfolio of each Fund to the Subadvisor. The Advisor retains overall supervisory responsibility of the general management and investment of each Fund’s assets.

The Funds’ subadvisor, First Principles Capital Management, LLC (“FPCM” or “Subadvisor”), 140 Broadway, 21st Floor, New York, NY 10005 was founded in 2003 and provides investment management services for financial institutions, endowments and foundations, corporations, family offices and trusts, and individuals. FPCM is generally responsible for the investment management of the fixed-income securities portfolio of each Fund, subject to index constraints and oversight provided by the Advisor.

The Advisor receives an advisory fee at an annual rate equal to 0.90% of the Fund’s average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses as necessary to ensure that Net Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) of each Fund’s Investor Shares and Institutional Shares do not exceed 1.45% and 1.20%, respectively, through April 1, 2017 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with the Advisor and the Sub-Advisory Agreement between the Advisor and the Subadvisor will be available in the Funds’ annual report for the period ending November 30, 2015.

Manager of Managers Structure

The Funds’ Board and their shareholders have approved a “manager of managers” structure that permits the Advisor to appoint and replace subadvisors and enter into, amend and terminate sub-advisory agreements with subadvisors to the Funds without shareholder approval, but subject to Board approval (the “Manager of Managers Structure”).

The ability to implement the Manager of Managers Structure with respect to the Funds is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new subadvisor within 90 days of the hiring of the new subadvisor. In the future, the Adviser may propose to appoint or replace one or more subadvisors subject to Board approval and applicable shareholder notice requirements.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. Under the Manager of Managers Structure, the Advisor maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the subadvisors and recommend their hiring and replacement. The Manager of Managers Structure provides the Advisor with the discretion to terminate any such subadvisor and, subject to Board approval, allocate and reallocate the Funds’ assets for management among the subadvisors and itself. The Manager of Managers Structure does not permit investment management fees paid by the Funds to be increased without shareholder approval or change Advisor’s responsibilities to the Funds including responsibility for all advisory services furnished by a subadvisor.

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For more information, please contact a Fund customer service representative at (844) 800-5092 (toll free)

PLEASE RETAIN FOR FUTURE REFERENCE.